Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of KVH Industries, Inc. (the “Company”) for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President, Chief Executive Officer and Director, and Chief Financial Officer of the Company, certifies, to his best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ Brent C. Bruun		/s/ Anthony F. Pike
	Brent C. Bruun		Anthony F. Pike
	President, Chief Executive Officer and Director		Chief Financial Officer

Date:	May 7, 2025	Date:	May 7, 2025